Subsequent events	12 Months Ended
Mar. 31, 2011
Subsequent events

35. Subsequent events

i)	In the meeting of Board of Directors of the Bank held on April 18, 2011, the Board recommended a dividend of Rs. 3.30 per share, which has been subsequently approved by the shareholders in their Annual General Meeting held on July 6, 2011. The total amount of dividend of Rs. 8,921.5 million including tax on distributed profits was paid subsequent to July 6, 2011.

ii)	By a special resolution on July 6, 2011, the shareholders of the Bank approved a stock split which reduced the par value of each equity share from Rs. 10.0 to Rs. 2.0 per share effective as of July 16, 2011. Consequently, the number of equity shares issued increased to 2,326,128,420 shares of Rs. 2.0 each. All share/ADS and per share/ADS information in the consolidated financial statements reflect the effect of these events retroactively.

iii)	By a special resolution on July 6, 2011, the shareholders of the Bank also authorized the Board of Directors of the Bank to make appropriate adjustments to stock options under its various schemes such that all employee stock options available for grant and those already granted but not exercised as on the record date (viz. July 16, 2011) shall be proportionately converted into options for shares of face value Rs. 2.0 each and the grant price on all outstanding stock options on the record date shall be proportionately adjusted by dividing the existing grant price by Rs. 5.